SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                               September 19, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                         LocatePLUS Holdings Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)


                 000-49957                           04-3332304
         ---------------------------          --------------------------
          (Commission  file  number)       (IRS  employer identification number)


                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (978) 921-2727
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits:

         The  following  exhibits  are  filed  as  part  of  this  report:


         Exhibit  Number       Description
         --------------       -----------
             99.1             Third  quarter  ended September 30, 2003 financial
                              guidance  release

ITEM  12.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITIONS.

On September 19, 2003 the Company released financial guidance for the third quarter ended September 30, 2003. A copy of that release is filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


LocatePLUS  Holdings  Corporation
---------------------------------------
(Registrant)



By:  /s/  Jon  R.  Latorella
---------------------------------------
President  and  Chief  Executive  Officer




Dated:     September 24,  2003

EXHIBIT  INDEX




         Exhibit  Number       Description
         --------------       -----------
             99.1             Third  quarter  ended September 30, 2003 financial
                              guidance  release